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                                                                     EXHIBIT 1.1

                                                                          5/3/01


                        4,950,000 Shares of Common Stock


                  The Smith & Wollensky Restaurant Group, Inc.


                         FORM OF UNDERWRITING AGREEMENT


                               _____________, 2001






C.E. UNTERBERG, TOWBIN
   as Representative of the several Underwriters
350 Madison Avenue
11th Floor
New York, NY 10017

Ladies and Gentlemen:

            The Smith & Wollensky Restaurant Group, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (collectively, the "Underwriters") an aggregate of 4,500,000 shares (the "Company Firm Shares") of its common stock, $0.01 par value per share (the "Common Stock"). The Stockholders of the Company named in Schedule II hereto (collectively, the "Selling Stockholders"), propose, subject to the terms and conditions stated herein, to issue and sell to the Underwriters an aggregate of 450,000 shares (the "Selling Stockholder Firm Shares" and, together with the Company Firm Shares, the "Firm Shares") of Common Stock and, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, up to an additional 742,500 shares (the "Additional Shares") of Common Stock. The Firm Shares and any Additional Shares purchased by the Underwriters are collectively referred to herein as the "Shares." The Shares are more fully described in the Registration Statement referred to below.

            1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the Underwriters that:

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            (a) The Company has filed with the Securities and Exchange
Commission (the "Commission") a registration statement, and amendments thereto, on Form S-1 (Registration No. 333-57518) for the registration of the Shares under the Securities Act of 1933, as amended (the "Act"). Such registration statement, including the prospectus, financial statements and schedules, exhibits and all other documents filed as a part thereof, as amended at the time of effectiveness of the registration statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A or Rule 434 of the Rules and Regulations of the Commission under the Act (the "Regulations"), is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the Regulations is herein called the "462(b) Registration Statement," and after such filing, the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) or Rule 434 filing is required, is herein called the "Prospectus." The term "preliminary prospectus" as used herein means a preliminary prospectus as described in Rule 430 of the Regulations. The Registration Statement and any Rule 462(b) Registration Statement have been declared effective by the Commission under the Act. The Company has complied, to the Commission's satisfaction, with all requests of the Commission for additional information. Neither the Commission nor the Blue Sky or securities authority of any jurisdiction has issued a stop order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any preliminary prospectus, the Prospectus, the Registration Statement or any amendment or supplement thereto, refusing to permit the effectiveness of the Registration Statement or suspending the registration or qualification of the Shares, nor, to the Company's knowledge, has any of such authorities instituted or threatened to institute any proceedings with respect to a stop order.

            (b) At the respective time of the effectiveness of the Registration Statement or any 462(b) Registration Statement, or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) or Rule 434 of the Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission, and at the Closing Date and the Additional Closing Date, if any (as hereinafter respectively defined), the Registration Statement and the Prospectus and any amendments thereof and supplements thereto (including any prospectus wrapper) complied or will comply in all material respects with the applicable provisions of the Act and the Regulations (and, if filed by electronic transmission pursuant to EDGAR, was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Shares), and do not or will not contain an untrue statement of a material fact, and do not or will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading. Furthermore, the Prospectus, any preliminary prospectus and any amendments or supplements thereto, and any prospectus wrapper prepared in connection therewith, at their respective times of issuance and at the Closing Date, complied and will comply in all material respects with any applicable laws or regulations of foreign jurisdictions in which the Prospectus and such preliminary prospectus, as amended or supplemented, and prospectus wrapper, if applicable, are distributed in connection with the offer and sale of the Directed Shares (as hereinafter defined). When any related preliminary prospectus was first filed with the


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Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Act and the Regulations (and, if filed by electronic transmission pursuant to EDGAR, was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Shares), and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading. There are no contracts or other documents required to be described in the Registration Statement and the Prospectus, or to be filed as exhibits to the Registration Statement, which have not been described or filed as required. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related preliminary prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through you as herein stated expressly for use in connection with the preparation thereof. If Rule 434 is used, the Company will comply with the requirements of Rule 434.

            (c) KPMG LLP, who have certified the financial statements (which term as used herein includes the related notes thereto) included in the Registration Statement, are independent public accountants as required by the Act and the Regulations.

            (d) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, there has been no change in the capital stock of the Company or the long term indebtedness of the Company, and there has been no material adverse change or any development involving a prospective material adverse change in the business, prospects, properties, operations, condition (financial or other), stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, including, but not limited to, relationships with customers and suppliers of the Company, whether or not arising from transactions in the ordinary course of business, and since the date of the latest balance sheet presented in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred or undertaken any liabilities or obligations, direct or contingent, which are material to the Company and its subsidiaries, taken as a whole, except for liabilities or obligations which are reflected in the Registration Statement and the Prospectus.

            (e) This Agreement and the transactions contemplated herein have been duly and validly authorized by the Company, and this Agreement has been duly and validly executed and delivered by the Company.

            (f) The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby do not, and will not,
(i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or Repayment Event (as hereinafter defined) under, require approval or consent under, or result in the creation or imposition of any lien, charge or other encumbrance upon any property or assets of the Company


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or any of its subsidiaries pursuant to, any agreement, instrument, franchise, license or permit to which the Company or any of its subsidiaries is a party, or by which the Company or any of its subsidiaries or their respective properties or assets may be bound, or under which the Company or any of its subsidiaries are entitled to any right or benefit, or (ii) violate or conflict with (A) any provision of the certificate of incorporation, by-laws, partnership agreement, limited liability company agreement or trust agreement, as the case may be, or other organizational documents of the Company or any of its subsidiaries, or (B) any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement, or the consummation of the transactions contemplated hereby, by the Registration Statement and by the Prospectus, including the issuance, sale and delivery of the Shares to be issued, sold and delivered by the Company and the Selling Stockholders hereunder, and with respect to the Directed Shares, no consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency is necessary under the laws and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States, except the registration under the Act of the Shares, and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as have been obtained or may be required under state securities or Blue Sky laws, or with the National Association of Securities Dealers, Inc. (the "NASD"), in connection with the purchase and distribution of the Shares by the Underwriters. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company.

            (g) All of the outstanding shares of the capital stock of the Company (including the Firm Shares and the Additional Shares) have been duly and validly authorized and issued, are fully paid and nonassessable, and have been issued in compliance with federal and state securities laws, and none of such shares was issued in violation of, or is now subject to, any preemptive rights, rights of first refusal or similar rights. The Company Firm Shares have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued, delivered and sold in accordance with this Agreement, will be duly and validly issued and outstanding, fully paid and nonassessable, and will not have been issued in violation of, or be subject to, any preemptive rights, rights of first refusal or similar rights. No holder of Shares will be subject to personal liability by reasons of being such a holder. The Company had, on the date hereof, an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus. The authorized capital stock of the Company, including the Firm Shares and the Additional Shares, conforms to the description thereof contained in the Registration Statement and the Prospectus. Except as disclosed in the Registration Statement and the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments, obligations, plans or arrangements to issue, any shares of capital stock of the Company, or any security convertible into or exchangeable for capital stock of the Company. The outstanding stock options relating to the Common Stock have been duly authorized and


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validly issued and conform to the descriptions thereof contained in the
Registration Statement and the Prospectus.

            (h) Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation or a limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties, whether owned, leased or operated, or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not, in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole. Each of the Company and its subsidiaries has all requisite power and authority, and all necessary consents, approvals, certificates, authorizations, orders, registrations, qualifications, licenses and permits (collectively, "Governmental Licenses") of and from all appropriate public, regulatory or governmental agencies and bodies, to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, each such Governmental License is valid and in full force and effect, and no such Governmental License contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus, and the Company has not received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such Governmental Licenses.

            (i) All of the outstanding capital stock of, or other ownership interests in, the Company's subsidiaries are owned by the Company, free and clear of any security interest, mortgage, pledge, claim, lien, limitation on voting rights or other encumbrance; and all such securities have been duly and validly authorized and issued, are fully paid and nonassessable, and none of such securities was issued in violation of any preemptive rights, rights of first refusal or similar rights. The Company does not own any capital stock or any other interests in any other corporation or entity other than the subsidiaries listed in Exhibit 21.1 to the Registration Statement.

            (j) Neither the Company nor any of its subsidiaries is (i) in violation of its certificate of incorporation, by-laws, partnership agreement, limited liability company agreement or trust agreement, as the case may be, or other organizational documents, or in breach of any of the terms or provisions of, or in default (or would be in default with notice or lapse of time or both) in the performance or observance of, any material obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, deed of trust, loan or credit agreement, lease, joint venture or other agreement or instrument to which the Company or such subsidiary is a party or by which any of its properties may be bound, which breach, violation, default or defaults would have, individually or in the aggregate, a material adverse effect on the Company and its subsidiaries, taken as a whole, or (ii) in violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court or governmental agency or body, the violation of which would have, individually or in the aggregate, a material adverse effect on the Company and its subsidiaries, taken as a whole.


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            (k) Each contract described in the Registration Statement and the
Prospectus, or filed as an exhibit to the Registration Statement, to which the Company or any of its subsidiaries is a party, is in full force and effect, and is the legal, valid and binding obligation of the Company or such subsidiary, as the case may be, enforceable in accordance with its terms, except as rights to indemnification and contribution thereunder may be limited by applicable law, and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors, or by general equitable principles.

            (l) The License Agreement by and between the Company and St. James Associates confers upon the Company a valid and enforceable license or other right to use or sublicense the applicable trademarks and tradenames set forth therein.

            (m) There is no litigation or any governmental action, suit or proceeding which is pending or, to the knowledge of the Company, contemplated, to which the Company or any of its subsidiaries is or will be a party, or to which any property of the Company or any of its subsidiaries, whether owned, leased or operated, is or may be subject, or which has as the subject matter thereof any officer or director of the Company or any of its subsidiaries, which might result in any change in the capital stock of the Company or the long term indebtedness of the Company, or any material adverse change or any development involving a material adverse change in the business, prospects, properties, operations, condition (financial or other), stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, or which is required to be disclosed in the Registration Statement and the Prospectus.

            (n) Neither the Company nor any of its directors, officers, subsidiaries or other affiliates (as defined in the Regulations) has taken or will take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

            (o) The financial statements included in the Registration Statement and the Prospectus, including the notes thereto and supporting schedules, present fairly the consolidated financial position of the Company as of the dates indicated and the results of operations for the periods specified. Except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") applied on a consistent basis. The selected financial data and the summary financial information included in the Registration Statement and the Prospectus present fairly the information shown therein, and have been compiled on a basis consistent with that of the financial statements included in the Registration Statement and the Prospectus. No other financial statements or supporting schedules are required to be included in the Registration Statement and the Prospectus.

            (p) Each of the Company and its subsidiaries has filed all federal, state, local and foreign tax returns that have been required to be filed, and has paid all taxes shown thereon and all assessments, fines or penalties received by it to the extent that such taxes, assessments, fines or penalties have become due and are not being contested in good faith. There is no tax deficiency that has been, or might reasonably be expected to be, asserted or threatened


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against the Company or any of its subsidiaries. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in subsection (o) above in respect of all federal, state, local and foreign income taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined.

            (q) Each of the Company and its subsidiaries has good and marketable title to all property and assets owned by it, in each case free and clear of all security interests, mortgages, pledges, claims, liens, encumbrances and other defects, except such as are described or referred to in the Registration Statement and the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or such subsidiary. Any real property, buildings, improvements, equipment and personal property held under lease by the Company or any of its subsidiaries are held under valid, existing and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such subsidiary.

            (r) Each of the Company and its subsidiaries owns or possesses valid and enforceable licenses or other rights to use, sell, offer for sale, make, reproduce, distribute, modify, and otherwise deal with, all inventions, patents, patent applications, trademarks, service marks, trade names, copyrights, technology, software, databases, Internet domain names, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), proprietary techniques (including processes and substances) and other intellectual property rights necessary to conduct the business now conducted or presently contemplated to be conducted by the Company or such subsidiary as described in the Registration Statement and the Prospectus (collectively, "Intellectual Property"), free and clear of all security interests, mortgages, pledges, liens, claims and other encumbrances. Each of the Company and its subsidiaries has taken all reasonable steps to protect, maintain and safeguard the Intellectual Property for which improper or unauthorized disclosure would impair its value or validity, and has executed appropriate nondisclosure and confidentiality agreements and made appropriate filings and registrations in connection with the foregoing. Other than as described in the Registration Statement and the Prospectus: (i) there are no third parties who have any rights in the Intellectual Property that could preclude the Company or any of its subsidiaries from conducting its business as currently conducted or as presently contemplated to be conducted as described in the Registration Statement and the Prospectus; (ii) there are no pending or, to the Company's knowledge, threatened, actions, suits, proceedings, investigations or claims by others challenging the rights of the Company or any of its subsidiaries, or, if the Intellectual Property is licensed, the licensor thereof with respect to any Intellectual Property owned or licensed to the Company or any of its subsidiaries; (iii) neither the Company nor any of its subsidiaries, nor, if the Intellectual Property is licensed, the licensor thereof, has infringed, or has received any notice of infringement of, or conflict with, any rights of others with respect to the Intellectual Property; and (iv) there is no dispute between the Company or any of its subsidiaries and any licensor with respect to any Intellectual Property. True and correct copies of all material licenses and other material agreements between the Company or any of its subsidiaries and any third party relating to the Intellectual Property, and all amendments thereof and supplements thereto, have been provided to the Underwriters and are accurately described in the Registration Statement and the Prospectus. Further, nothing has come to the attention of the Company that leads the Company to believe, with respect to any pending applications for


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registration of Intellectual Property, that such applications will not eventuate in registered Intellectual Property, or that any registrations issued, or to be issued in respect of any such Intellectual Property applications, will not be valid or will not afford the Company or any of its subsidiaries reasonable protection with respect to the subject matter thereof.

            (s) No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries or affiliates, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other hand, and no other business relationships or related party transactions involving the Company or any subsidiary or any other person exists, that is required by the Act to be described in the Registration Statement and the Prospectus that is not so described.

            (t) The Common Stock (including the Shares) is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and has been approved for quotation on the Nasdaq National Market, subject only to official notice of issuance. The Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act or delist the Common Stock from the Nasdaq National Market, or that is likely to have the effect of terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Commission is contemplating terminating such registration or that the Nasdaq National Market is contemplating such delisting.

            (u) Except as have been waived in writing, no holder of any securities of the Company has any rights to the registration of securities of the Company, or other similar rights to have any securities of the Company included in the offering contemplated by this Agreement, because of the filing of the Registration Statement or otherwise in connection with the sale of the Shares contemplated hereby, other than the Selling Stockholders with respect to the Selling Stockholder Firm Shares and the Additional Shares included in the Registration Statement.

            (v) Neither the Company nor any of its subsidiaries is, nor upon consummation of the transactions contemplated hereby will be, subject to registration as an "investment company," or an entity "controlled" by an "investment company" under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

            (w) No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or, to the Company's knowledge, is threatened or imminent (including, without limitation, any unfair labor practice complaint against the Company or any of its subsidiaries before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board), and the Company is not aware of any existing or imminent labor disturbance by the employees of any of the Company's or its subsidiaries' principal suppliers, contractors or customers, in each case that could have a material adverse effect on the Company or such subsidiary. The Company is not aware that any executive or key employee, or group of employees of the Company or any of its subsidiaries, plans to terminate employment with the Company or any of its subsidiaries.


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            (x) Each of the Company and its subsidiaries is conducting its business in compliance in all material respects with all applicable federal, state and local laws, rules and regulations of the jurisdictions in which it is conducting its business.

            (y) Each of the Company and its subsidiaries (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment, or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business, and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance or failure to comply with the terms and conditions of, or failure to receive, such permits, licenses or approvals will not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole. Neither the Company nor its subsidiaries has received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of its subsidiaries is in violation of any Environmental Law. There is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice, and no written notice by any person or entity, alleging potential liability arising out of, based on, or resulting from, the presence, or release into the environment, of any chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, at any location owned, leased or operated by the Company or any of its subsidiaries, now or in the past (collectively, "Environmental Claims"), pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries, or any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed, either contractually or by operation of law. To the Company's knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, that reasonably could result in a violation of any Environmental Law, or form the basis of a potential Environmental Claim against the Company or any of its subsidiaries, or any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed, either contractually or by operation of law. The costs and liabilities associated with the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) could not reasonably be expected, in the aggregate, to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

            (z) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Securities Act of 1974, as amended, ("ERISA"), that is maintained, administered or contributed to by the Company or any of its subsidiaries or their "ERISA Affiliates" (as defined below), for employees or former employees of the Company or any of its subsidiaries, has been maintained in compliance with its respective terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "Code"). "ERISA Affiliate"


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means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Code, of which the Company or such subsidiary is a member. No "prohibited transaction", within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan, excluding transactions effected pursuant to a statutory or administrative exemption. No "reportable event" (as defined under ERISA) has occurred, or is reasonably expected to occur, with respect to any employee benefit plan established or maintained by the Company or any of its subsidiaries or their ERISA Affiliates. For each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no "accumulated funding deficiency," as defined in Section 412 of the Code, has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeded the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions. Neither the Company nor its subsidiaries nor their ERISA Affiliates has incurred, or reasonably expects to incur, any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any employee benefit plan, or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each employee benefit plan established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, that is intended to be qualified under Section 401(a) of the Code, is so qualified, and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

            (aa) Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any of their respective officers, directors, partners, members, employees, agents or affiliates, or any other person acting on behalf of the Company or any of its subsidiaries has, directly or indirectly, given or agreed to give any money, gift or similar benefit to any customer or supplier, any employee or agent of a customer or supplier, any official or employee of any governmental agency (domestic or foreign), instrumentality of any government (domestic or foreign), or any political party or candidate for office (domestic or foreign), or other person who was, is or may be in a position to help or hinder the business of the Company or any of its subsidiaries (or assist the Company or any of its subsidiaries in connection with any actual or proposed transaction), which (i) might subject the Company or any of its subsidiaries to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (ii) if not given in the past, might have had a material adverse effect on the Company and its subsidiaries, taken as a whole, or (iii) if not continued in the future, might have a material adverse effect on the Company and its subsidiaries, taken as a whole.

            (bb) Each of the Company and its subsidiaries maintains a system of internal accounting controls that, taken as a whole, is sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (cc) Each of the Company and its subsidiaries maintains insurance provided by recognized, financially sound and reputable institutions, of the types and in the amounts generally deemed adequate for its business, including, without limitation, insurance coverage for real and personal property owned, leased or operated by it against theft, damage, destruction, acts of vandalism and all other material risks customarily insured against, all of which insurance is in full force and effect. The Company has no reason to believe that it will not be able to renew, for itself and its subsidiaries, existing insurance coverage as and when such coverage expires, or to obtain similar coverage from similar insurers as may be necessary to continue its business, at a cost that would not likely have a material adverse effect on the Company or its subsidiaries. Neither the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

            (dd) Except pursuant to this Agreement, there are no contracts, agreements or understandings between the Company and any other person that would give rise to a valid claim against the Company or the Underwriters for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Shares.

            (ee) The market and industry-related information included in the Registration and the Prospectus are derived from sources which the Company reasonably and in good faith believes to be accurate, reasonable and reliable, and such information agree with the sources from which they were derived.

            (ff) The Company has not distributed any offering material in connection with the offering and sale of the Shares, other than a preliminary prospectus, the Prospectus or the Registration Statement.

            (gg) The statements (including the assumptions described therein) included in the Registration Statement and the Prospectus (i) are within the coverage of Rule 175(b) under the Securities Act to the extent such data constitute forward looking statements as defined in Rule 175(c), and (ii) were made by the Company with a reasonable basis and reflect the Company's good faith estimate of the matters described therein.

            Any certificate or other document signed by an officer of the Company and delivered to you or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.

            2. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS. Each Selling Stockholder, severally and not jointly, represents and warrants to, and agrees with, the Underwriters that:

            (a) If such Selling Stockholder is an individual, such Selling Stockholder has full legal capacity to enter into and deliver this Agreement and to perform its obligations hereunder. If such Selling Stockholder is not an individual, this Agreement and the transactions contemplated herein have been duly and validly authorized by such Selling Stockholder. This Agreement has been duly and validly executed and delivered by or on behalf of such Selling Stockholder.

            (b) Each of (i) the Custody Agreement signed by such Selling Stockholder with American Stock Transfer & Trust Company, as custodian (the "Custodian"), relating to the deposit of the Selling Stockholder Firm Shares and the Additional Shares to be sold by such Selling Stockholder (the "Custody Agreement"), and (ii) the Power of Attorney signed by such Selling Stockholder appointing certain individuals named therein as such Selling Stockholder's attorneys-in-fact (each, an "Attorney-in-Fact") to the extent set forth therein (the "Power of Attorney"), and, in each case, the transactions contemplated therein, have been duly and validly authorized by such Selling Stockholder (if such Selling Stockholder is not an individual). Each of the Custody Agreement and the Power of Attorney has been duly and validly executed and delivered by such Selling Stockholder, and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification and contribution thereunder may be limited by applicable law, and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors, or by general equitable principles.

            (c) The Selling Stockholder Firm Shares and the Additional Shares represented by the certificates held in custody for such Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters hereunder. The arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable. The obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership, limited liability company or corporation, by its dissolution, or by the occurrence of any other event. If any individual Selling Stockholder, or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if such partnership, limited liability company or corporation should be dissolved, or if any other such event should occur, before the delivery of the Selling Stockholder Firm Shares and the Additional Shares hereunder, certificates representing such Shares shall be delivered by or on behalf of the Selling Stockholders in accordance with the terms and conditions of this Agreement and the Custody Agreement, and actions taken by the Attorneys-in-Fact pursuant to the Power of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

            (d) Such Selling Stockholder is the lawful owner of the Selling Stockholder Firm Shares and the Additional Shares to be sold by such Selling Stockholder hereunder, and has, and on the Closing Date and the Additional Closing Date, if any, will have, good and valid title to all of such Shares which may be sold by such Selling Stockholder pursuant to this Agreement on such date, and the legal right and power, and all authorizations and approvals required by law and, where applicable, under its charter or by-laws, partnership agreement, trust agreement or other organizational documents, to enter into this Agreement and the Custody Agreement and Power of Attorney, to sell, transfer and deliver all of the Selling Stockholder Firm Shares and the Additional Shares which may be sold by such Selling Stockholder pursuant to this Agreement, and to comply with its other obligations hereunder and thereunder, and upon sale and delivery of, and payment for, such Shares, as provided herein, such Selling Stockholder will convey good and marketable title to such Shares, free and clear of all security interests, mortgages, pledges, liens, encumbrances or other claims.

            (e) The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement, the Custody Agreement and the Power of Attorney, will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or Repayment Event (as defined above) under, require approval or consent under, or result in the creation or imposition of any lien, charge or other encumbrance upon any property or assets of such Selling Stockholder pursuant to, any agreement, instrument, franchise, license or permit to which such Selling Stockholder is a party, or by which such Selling Stockholder or its properties or assets may be bound, or under which it is entitled to any right or benefit, or (ii) violate or conflict with (A) any provision of the certificate of incorporation, by-laws, partnership agreement, limited liability company agreement or trust agreement, as the case may be, or other organizational documents of such Selling Stockholder (if such Selling Stockholder is not an individual), or (B) any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over such Selling Stockholder or any of its properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over such Selling Stockholder or any of its properties or assets is required for the execution, delivery and performance of this Agreement, the Custody Agreement or the Power of Attorney, or the consummation of the transactions contemplated hereby or thereby, including the issuance, sale and delivery of the Selling Stockholder Firm Shares and the Additional Shares to be issued, sold and delivered by such Selling Stockholder hereunder, and with respect to the Directed Shares, no consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency is necessary under the laws and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States, except the registration under the Act of such Shares and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as have been obtained or may be required under state securities or Blue Sky laws, or with the NASD, in connection with the purchase and distribution of such Shares by the Underwriters.

            (f) Except as have been waived in writing, such Selling Stockholder does not have any rights to the registration of securities of the Company or other similar rights to have any securities of the Company included in the offering contemplated by this Agreement, because of the filing of the Registration Statement or otherwise in connection with the sale of the Shares contemplated hereby, other than with respect to the Selling Stockholder Firm Shares and the Additional Shares included in the Registration Statement.

            (g) Such Selling Stockholder does not have any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by Company or any of the other Selling Stockholders to the Underwriters pursuant to this Agreement, and such Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company.

            (h) All information furnished by or on behalf of such Selling Stockholder expressly for use in the Registration Statement and the Prospectus is, and on the Closing Date and the Additional Closing Date, if any, will be, true, correct, and complete in all material respects, and does not, and on the Closing Date and the Additional Closing Date, if any, will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading. Such Selling Stockholder confirms as accurate (prior to giving effect to the sale of the Shares) the number of shares of Common Stock set forth opposite such Selling Stockholder's name in the Prospectus under the caption "Principal and Selling Stockholders" or with respect to such Selling Stockholder as described in the footnotes to the table under such caption.

            (i) Such Selling Stockholder has not taken or will take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

            (j) Such Selling Stockholder has not distributed any offering material in connection with the offering and sale of the Shares, other than a preliminary prospectus, the Prospectus or the Registration Statement.

            (k) Neither the Selling Stockholder, nor any of the Selling Stockholder's affiliates, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, or has any other association with (within the meaning of Article I of the By-laws of the NASD), any member firm of the NASD.

            (l) If such Selling Stockholder is not an individual, such Selling Stockholder has been duly organized and is validly existing as a corporation, partnership, limited liability company, trust or other entity, as the case may be, in good standing under the laws of its jurisdiction of incorporation.

            (m) Such Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in Section 1 hereof are not true and correct, is familiar with the Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the therein and in the Prospectus or any supplements thereto, which has adversely affected or may adversely affect the business of the Company or any of its subsidiaries; and the sale of the Selling Stockholder Firm Shares and the Additional Shares by such Selling Stockholder pursuant hereto is not prompted by any information concerning the Company or any of its subsidiaries which is not set forth in the Registration Statement and the Prospectus or any supplements thereto.

            Any certificate or other document, including, without limitation, the Custody Agreement, the Power of Attorney, any irrevocable election to sell or any questionnaire, signed by or on behalf of any Selling Stockholder and delivered to you or to counsel for the Underwriters shall be deemed to be a representation and warranty by such Selling Stockholder to each Underwriter as to the matters set forth therein.

            3. PURCHASE, SALE AND DELIVERY OF THE SHARES.

            (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, (i) the Company agrees to issue and sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price of $[___] per share, an aggregate of 4,500,000 Company Firm Shares, and (ii) Selling Stockholders agree, severally and not jointly, to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Selling Stockholders, at a purchase price of $[___] per share, an aggregate of 450,000 Selling Stockholder Firm Shares. On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, (x) each Selling Stockholder agrees, severally and not jointly, to sell the number of Selling Stockholder Firm Shares set forth opposite such Selling Stockholder's name on Schedule II hereto, plus any additional number of Shares which such Selling Stockholder may become obligated to sell pursuant to the provisions of Section 12 hereof, and (y) each Underwriter agrees, severally and not jointly, to purchase the number of Firm Shares set forth opposite such Underwriter's name on Schedule I hereto, plus any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof.

            (b) Payment of the purchase price for, and delivery of certificates for, the Firm Shares shall be made at the offices of Paul, Hastings Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022, or at such other place as shall be agreed upon by you and the Company, at 9:00 A.M. (New York time) on the third or fourth Business Day, as permitted under Rule 15c6-1 under the Exchange Act (unless postponed in accordance with the provisions of Section 11(c) hereof), following the date of the effectiveness of the Registration Statement (or, if the Company has elected to rely upon Rule 430A of the Regulations, the third or fourth Business Day (as permitted under Rule 15c6-1 under the Exchange
Act) after the determination of the initial public offering price of the Shares), or such other time not later than ten (10) Business Days after such date as shall be agreed upon by you and the Company (such time and date of payment and delivery being herein called the "Closing Date"). As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York, New York. Payment shall be made to the Company and the Custodian on behalf of the Selling Stockholders, by wire transfer in same day funds, against delivery to you at the offices of Paul, Hastings Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022, or such other location as may be mutually acceptable, for the respective accounts of the Underwriters, of certificates for the Firm Shares to be purchased by it. Certificates for the Firm Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least two (2) full Business Days prior to the Closing Date. The Company will permit you to examine and package such certificates for delivery at least one (1) full Business Day prior to the Closing Date.

            (c) In addition, certain Selling Stockholders hereby grant to the Underwriters the option to purchase up to 742,500 Additional Shares at the same purchase price per share to be paid by the Underwriters for the Firm Shares, as set forth in this Section 3, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time, or from time to time, in whole or in part, on or before the 30th day following the date of the Prospectus, by written notice by you to the Company and the Custodian on behalf of the Selling Stockholders. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time, as reasonably determined by you, when the Additional Shares are to be delivered by the Custodian (such date and time being herein sometimes referred to as the "Additional Closing Date"); PROVIDED, HOWEVER, that the Additional Closing Date shall not be earlier than the Closing Date, or earlier than the second full Business Day after the date on which the option shall have been exercised, nor later than the eighth full Business Day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 11(c) hereof). Certificates for the Additional Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least two
(2) full Business Days prior to the Additional Closing Date. The Custodian will permit you to examine and package such certificates for delivery at least one
(1) full Business Day prior to the Additional Closing Date.

            On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, (x) each Selling Stockholder agrees, severally and not jointly, to sell the number of Additional Shares that bears the same proportion to the total number of Additional Shares to be sold as the number of Selling Stockholder Firm Shares set forth in Schedule II hereto opposite the name of such Selling Stockholder bears to the total number of Firm Shares, plus such additional number of Additional Shares which such Selling Stockholder may become obligated to sell pursuant to the provisions of Section 12 hereof, and (y) each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares that bears the same proportion to the total number of Additional Shares to be purchased as the number of Firm Shares set forth in
Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares, plus such additional number of Additional Shares which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 11 hereof.

            Payment of the purchase price for the Additional Shares shall be made to the Custodian on behalf of the Selling Stockholders, by wire transfer in same day funds, against delivery to you at the offices of Paul, Hastings Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022, or such other location as may be mutually acceptable, for the respective accounts of the Underwriters, of certificates for the Additional Shares to be purchased by it. Certificates for the Additional Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least two
(2) full Business Days prior to the Closing Date. The Selling Stockholders will permit you to examine and package such certificates for delivery at least one
(1) full Business Day prior to the Additional Closing Date.

            4.    OFFERING.

                  (a) Upon your authorization of the release of the Firm Shares, the Underwriters propose to offer the Shares for sale to the public upon the terms set forth in the Prospectus.

                  (b) It is understood that you have been authorized, for your account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Shares and any Additional Shares the Underwriters have agreed to purchase.

                  (c) Each Selling Stockholder hereby agrees, severally and not jointly, that (i) it will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Selling Stockholder Firm Shares and the Additional Shares to be sold by such Selling Stockholder to the several Underwriters, or otherwise in connection with the performance of such Selling Stockholder's obligations hereunder, and (ii) the Custodian is authorized to deduct for such payment, any such amounts from the proceeds to such Selling Stockholder hereunder, and to hold such amounts for the account of such Selling Stockholder with the Custodian under the Custody Agreement.

                  (d) The Company, the Selling Stockholders and the Underwriters hereby agree that up to five percent (5%) of the Firm Shares to be purchased by the Underwriters (the "Directed Shares") shall be reserved for sale by the Underwriters to certain eligible employees of, and certain persons designated by, the Company (the "Directed Shares Purchasers") as part of the distribution of the Shares by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the NASD and all other applicable laws, rules and regulations, PROVIDED, HOWEVER, that under no circumstances will the Underwriters be liable to the Company, the Selling Stockholders or to any of the Directed Shares Purchasers for any action taken or omitted in good faith in connection with transactions effected with regard to the Directed Shares Purchasers. To the extent that such Directed Shares are not orally confirmed for purchase by such persons by the end of the first day after the date of this Agreement, such Directed Shares will be offered to the public as part of the offering contemplated hereby.

            5. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Underwriters that:

                  (a) If Rule 430A is used, or the filing of the Prospectus is otherwise required under Rule 424(b) or Rule 434, the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) or Rule 434 within the prescribed time period, and will provide evidence satisfactory to you of such timely filing. If the Company elects to rely on Rule 434, the Company will prepare and file a term sheet that complies with the requirements of Rule 434. The Company will notify you immediately (and, if requested by you, will confirm such notice in writing) of (i) any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (ii) the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, (iii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto, or of the initiation or the threatening of any proceedings therefor, (iv) the receipt of any comments from the Commission, and (v) the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction, or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the Registration Statement, make any filing under Rule 462(b) of the Regulations or file any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b) or Rule 434 of the Regulations) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement before or after the effective date of the Registration Statement to which you shall reasonably object in writing after being timely furnished in advance a copy thereof.

                  (b) The Company will comply with the Act and the Regulations so as to permit the completion of the distribution of the Shares as contemplated in this Agreement, the Registration Statement and the Prospectus. If at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement to comply with the Act or the Regulations, the Company will notify you promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to you) which will correct such statement or omission and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible. The Company shall, at its own expense, furnish to the Underwriters and to dealers such copies of such amendments or supplements as you may reasonably request.

                  (c) The Company, at its own expense, will promptly deliver to you four signed copies of the Registration Statement, including exhibits and all amendments thereto, and signed copies of all consents, and the Company, at its own expense, will promptly deliver to each of the Underwriters, such number of copies of any preliminary prospectus, the Prospectus, the Registration Statement and all amendments of and supplements to such documents, if any, as you may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the Act.

                  (d) The Company will not distribute, prior to the later of the Additional Closing Date and the completion of the Underwriters' distribution of the Shares, any offering material in connection with the offering and sale of the Shares, other than a preliminary prospectus, the Prospectus or the Registration Statement.

                  (e) The Company will endeavor in good faith, in cooperation with you, at or prior to the time of effectiveness of the Registration Statement, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares in such jurisdictions (domestic or foreign) as you may designate, and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

                  (f) The Company will make generally available (within the meaning of Section 11(a) of the Act) to its security holders and to you as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement (in form complying with the provisions of Rule 158 of the Regulations) covering a period of at least twelve (12) consecutive months beginning after the effective date of the Registration Statement.

                  (g) During the period of 180 days from the date of the Prospectus (the "Lock-Up Period"), the Company will not, directly or indirectly, without your prior written consent, issue, sell, offer, agree to sell, grant any option or contract for the sale of, pledge, make any short sale of, maintain any short position with respect to, establish or maintain a "put equivalent position" (within the meaning of Rule 16a-1(h) under the Exchange Act) with respect to, enter into any swap, derivative transaction or other arrangement (whether any such transaction is to be settled by delivery of Common Stock, other securities, cash or other consideration) that transfers to another, in whole or in part, any of the economic consequences of ownership, or otherwise dispose of any shares of capital stock of the Company (or any securities convertible into, exercisable for or exchangeable for capital stock of the Company or interest therein or any capital stock of any of the Company's subsidiaries), and the Company has obtained or will obtain the undertaking of each of its officers, directors, option holders and each beneficial owner of capital stock of the Company, not to engage in any of the aforementioned transactions on their own behalf, other than (i) the Company's sale of Company Firm Shares hereunder (ii) the Company's issuance of Common Stock or options to purchase Common Stock under any stock or option plan described in the Prospectus, PROVIDED, that, if the individual who is issued such Common Stock or options to purchase Common Stock has not already undertaken that they will not engage in any of the aforementioned transactions during the Lock-Up Period, the Company will obtain such undertaking, and (iii) the Company's issuance of shares of Common Stock upon the exercise of any currently outstanding warrant or the automatic conversion of any class of securities outstanding on the date hereof and disclosed in the Prospectus. The Company agrees not to waive any undertaking obtained pursuant to this paragraph.

                  (h) During a period of three (3) years from the effective date of the Registration Statement, the Company will furnish to you copies of (i) all reports to its stockholders, and all communications mailed generally to its stockholders, and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange. The Company, during the period when the Prospectus is required to be delivered under the Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the rules and regulations of the Commission thereunder.

                  (i) The Company will apply the proceeds from the sale of the Company Firm Shares as set forth under "Use of Proceeds" in the Prospectus, and report such use of proceeds as may be required pursuant to Rule 463 of the Regulations.

                  (j) The Company will use its best efforts to cause the Shares to be quoted on the Nasdaq National Market, and to maintain such quotation so long as any of the Shares are outstanding.

                  (k) The Company shall engage and maintain, at its own expense, a registrar and transfer agent for the Common Stock.

                  (l) The Company hereby agrees that it will ensure that the Directed Shares are restricted as required by the NASD or the NASD rules, from sale, transfer, assignment, pledge or hypothecation for a period of three (3) months following the date of this Agreement. The Underwriters will notify the Company as to which persons will need to be so restricted. At the request of the Underwriters, the Company will direct the transfer agent to place a stop transfer restriction upon such securities for such period of time. Should the Company release, or seek to release, from such restrictions any of the Directed Shares, the Company agrees to reimburse the Underwriters for any reasonable expenses (including without limitation legal expenses) they incur in connection with such release.

                  (m) The Company hereby agrees that it will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered.

                  (n) The Company will use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to or after the Closing Date or any Additional Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.

            You, on behalf of the several Underwriters, may, in your sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants, or extend the time for their performance.

            6. COVENANTS OF THE SELLING STOCKHOLDERS. Each Selling Shareholder further covenants and agrees with each Underwriter:

                  (a) During the period of 180 days from the date of the Prospectus, such Selling Stockholder will not, directly or indirectly, without your prior written consent, issue, sell, offer, agree to sell, grant any option or contract for the sale of, pledge, make any short sale of, maintain any short position with respect to, establish or maintain a "put equivalent position" (within the meaning of Rule 16a-1(h) under the Exchange Act) with respect to, enter into any swap, derivative transaction or other arrangement (whether any such transaction is to be settled by delivery of Common Stock, other securities, cash or other consideration) that transfers to another, in whole or in part, any of the economic consequences of ownership, or otherwise dispose of any shares of capital stock of the Company (or any securities convertible into, exercisable for or exchangeable for capital stock of the Company or interest therein or any capital stock of any of the Company's subsidiaries), other than such Selling Stockholder's sale of Selling Stockholder Firm Shares and Additional Shares hereunder.

                  (b) That such Selling Stockholder will not distribute, prior to the later of the Additional Closing Date and the completion of the Underwriters' distribution of the Shares, any offering material in connection with the offering and sale of the Shares, other than a preliminary prospectus, the Prospectus or the Registration Statement.

                  (c) To deliver to you prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person) or Form W-9 (if the Selling Stockholder is a United States person).

                  (d) To advise you promptly, and if requested by you, to confirm such advice in writing, so long as delivery of a Prospectus relating to the Shares by an underwriter or dealer may be required under the Act, of (i) any change in the capital stock of the Company or the long term indebtedness of the Company, or any material adverse change or any development involving a material adverse change in the business, prospects, properties, operations, condition (financial or other), stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, (ii) any change in information in the Registration Statement and the Prospectus relating to such Selling Stockholder, or (iii) any new material information relating to the Company and its subsidiaries, or relating to any matter stated in the Registrations Statement and the Prospectus, which comes to the attention of such Selling Stockholder.

            You, on behalf of the several Underwriters, may, in your sole discretion, waive in writing the performance by any Selling Shareholder of any one or more of the foregoing covenants, or extend the time for their performance.

            7. PAYMENT OF EXPENSES. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of the obligations of the Company hereunder and in connection with the transactions contemplated hereby, including, without limitation, those in connection with (i) preparing, printing, duplicating, filing and distributing the Registration Statement, as originally filed, and all amendments thereof (including all exhibits thereto), any preliminary prospectus, the Prospectus and any amendments or supplements thereto (including, without limitation, fees and expenses of the Company's accountants and counsel), the underwriting documents (including this Agreement and the Agreement Among Underwriters and the Selling Agreement to be entered into as of the date hereof in connection with this Agreement) and all other documents related to the public offering of the Shares (including those supplied to the Underwriters in quantities as hereinabove stated), (ii) the issuance, transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the qualification of the Shares under state securities or Blue Sky laws, and under the laws and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States, including the costs of printing and mailing a preliminary and final "Blue Sky Survey" and the fees of counsel for the Underwriters and such counsel's disbursements in relation thereto, (iv) quotation of the Shares on the Nasdaq National Market, (v) filing fees of the Commission and the NASD, (vi) the cost of printing certificates representing the Shares, (vii) the cost and charges of any transfer agent or registrar, (viii) all fees and expenses of counsel to the Selling Stockholders, and (ix) all fees and expenses of the Underwriters, including the fees and disbursements of counsel for the Underwriters, and any stamp duties or other similar taxes or duties, if any, incurred by the Underwriters, in connection with matters related to the Directed Shares.

            The Company further agrees that it will be responsible for paying, directly or by reimbursement, all fees and expenses incident to the performance of the Company's and the Selling Stockholders' obligations under this Agreement (including fees and costs incurred in connection with the Additional Closing, if any) which are not otherwise specifically provided for herein, including, without limitation, fees and expenses of the Custodian. The Company and the Selling Stockholders acknowledge that the Underwriters shall have no responsibility to pay any expenses or taxes incident to the sale and delivery of the Selling Stockholder Firm Shares and the Additional Shares to be sold by the Selling Stockholders to the Underwriters hereunder, which taxes, if any, may be deducted by the Custodian under the provisions of Section 4(c) hereof. The Selling Stockholders will be responsible for the Underwriters' discounts and commissions in respect of the Selling Stockholder Firm Shares and the Additional Shares sold by such Selling Stockholders.

            8. CONDITIONS OF UNDERWRITERS'S OBLIGATIONS. The obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 8, "Closing Date" shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the absence from any certificates, opinions, written statements or letters furnished to you or to Paul, Hastings, Janofsky & Walker LLP ("Underwriters' Counsel") pursuant to this Section 8 of any misstatement or omission, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder, and to the following additional conditions:

                  (a) The Registration Statement, including any Rule 462(b) Registration Statement, shall have become effective, and all necessary approvals of The Nasdaq Stock Market, Inc. shall have been received not later than 5:30 P.M., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by you; if the Company shall have elected to rely upon Rule 430A or Rule 434 of the Regulations, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 5(a) hereof; and at or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

                  (b) At the Closing Date, you shall have received the opinion of Hutchins, Wheeler and Dittmar, counsel for the Company, dated the Closing Date, addressed to the Underwriters, and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

                     (i) Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation or a limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties, whether owned, leased or operated, or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not, in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole. Each of the Company and its subsidiaries has all requisite power and authority, and all necessary consents, approvals, certificates, authorizations, orders, registrations, qualifications, licenses and permits (collectively, "Governmental Licenses"), of and from all appropriate public, regulatory or governmental agencies and bodies, to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, each such Governmental License is valid and in full force and effect, and no such Governmental License contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus, and, to such counsel's knowledge, the Company has not received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such Governmental Licenses.

                     (ii) The Company has an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus. All of the outstanding shares of the capital stock of the Company and its subsidiaries are duly and validly authorized and issued, are fully paid and nonassessable, were issued in compliance with federal and state securities laws, and were not issued in violation of, or subject to, any preemptive rights, rights of first refusal or similar rights. The Shares to be delivered on the Closing Date have been duly and validly authorized, when delivered to the Underwriters against payment therefor in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, and will not have been issued in violation of, or subject to, any preemptive rights, rights of first refusal or similar rights, and no holder of such Shares will be subject to personal liability by reasons of being such a holder. The authorized capital stock of the Company, including the Firm Shares and the Additional Shares, conform to the descriptions thereof contained in the Registration Statement and the Prospectus. Except as disclosed in the Registration Statement and the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments, obligations, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company. The outstanding stock options relating to the Common Stock have been duly authorized and validly issued, and conform to the descriptions thereof contained in the Registration Statement and the Prospectus. The Common Stock (including the Shares) is registered pursuant to Section 12(g) of the Exchange Act. The

      Shares to be sold under this Agreement to the Underwriters have been approved for quotation on the Nasdaq National Market.

                     (iii) This Agreement and the transactions contemplated herein have been duly and validly authorized by the Company, and this Agreement has been duly and validly executed and delivered by the Company.

                     (iv) All of the outstanding capital stock of, or other ownership interests in, the Company's subsidiaries listed on Schedule I attached hereto, are owned by the Company, free and clear of any security interest, mortgage, pledge, claim, lien, limitation on voting rights or other encumbrance; and all such securities have been duly and validly authorized and issued, are fully paid and nonassessable, and none of such securities was issued in violation of any preemptive rights, rights of first refusal or similar rights.

                     (v) There is no litigation or any governmental action, suit or proceeding which is pending or, to such counsel's knowledge, contemplated, to which the Company or any of its subsidiaries is or will be a party, or to which any property of the Company or any of its subsidiaries, whether owned, leased or operated, is or may be subject, or which has as the subject matter thereof any officer or director of the Company or any of its subsidiaries, which is required to be disclosed in the Registration Statement and the Prospectus.

                     (vi) The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby by the Company, do not, and will not, (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or Repayment Event (as hereinafter defined) under, require approval or consent under, or result in the creation or imposition of any lien, charge or other encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any agreement that is listed on Schedule II attached hereto, which list sets forth all agreements required to be described in the Registration and the Prospectus, or to be filed as exhibits to the Registration Statement, or
      (B) violate or conflict with (1) any provision of the certificate of incorporation, by-laws, partnership agreement, limited liability company agreement or trust agreement, as the case may be, or other organizational documents of the Company or any of its subsidiaries, or (2) any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency is necessary under the laws and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States, except the registration under the Act of the Shares and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as have been obtained or may be required under state securities or Blue Sky laws, or with the National Association of Securities Dealers, Inc. (the "NASD"), in connection with the purchase and distribution of the Shares by the Underwriters. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company.

                     (vii) Each of the management agreements described in the Registration and the Prospectus, or filed as exhibits to the Registration Statement, and the Sale and License Agreement by and between the Company St. James Associates (the "License Agreement"), are legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as rights to indemnification and contribution thereunder may be limited by applicable law, and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors, or by general equitable principles.

                     (viii)The License Agreement confers upon the Company a valid and enforceable license or other right to use or sublicense the applicable trademarks and tradenames set forth therein.

                     (ix) Neither the Company nor any of its subsidiaries is, nor upon consummation of the transactions contemplated hereby will be, subject to registration as an "investment company" or an entity "controlled" by an "investment company" under the Investment Company Act of 1940, as amended.

                     (x) The Registration Statement and the Prospectus, and any amendments thereof or supplements thereto (other than the financial statements and schedules and other financial data included or incorporated by reference therein, as to which no opinion need be rendered) comply in all material respects with the requirements of the Act and the Regulations (and, if filed by electronic transmission pursuant to EDGAR, was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Shares).

                     (xi) The Registration Statement is effective under the Act, and to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof or supplement thereto, or suspending the registration or qualification of the Shares has been issued by the Commission or the Blue Sky or securities authority of any jurisdiction, and to such counsel's knowledge, no such authorities have instituted or threatened to institute any proceedings therefor. Any required filing of the Prospectus pursuant to Rule 424(b) of the Regulations has been made in the manner and within the time period required by such Rule 424(b).

                     (xii) The statements in the Registration Statement and the Prospectus under the captions "Risk Factors," " "Business," "Management," "Certain Relationships and Related Transactions," "Principal and Selling Stockholders," "Description of Capital Stock," "Shares Eligible for Future Sale" and "Certain United States Tax Considerations for Non-United States Holders," and in Items 14 and 15 of Part II of the Registration Statement, insofar as such statements constitute a summary of the terms of the Shares, matters of law, summaries of legal matters, the certificate of incorporation, the by-laws, documents or proceedings, or legal conclusions, fairly present and summarize, in all material respects, the matters referred to therein.

                     (xiii) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the certificate of incorporation and by-laws of the Company, and with the requirements of The Nasdaq Stock Market, Inc.

                     (xiv) All descriptions in the Registration Statement of contracts and other documents to which the Company is a party are accurate in all material respects. To such counsel's knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement, or to be filed as exhibits thereto, other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

                     (xv) In addition, such opinion shall also contain a statement that such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and no facts have come to the attention of such counsel which would lead such counsel to believe that either the Registration Statement at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b) or Rule 434, if applicable), or any post-effective amendment thereof made prior to the Closing Date as of the date of such post-effective amendment, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as of its date (or any post-effective amendment thereof or supplement thereto made prior to the Closing Date as of the date of such post-effective amendment or supplement) and as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules and other financial data included or incorporated by reference therein).

            In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents regarding the corporate existence or good standing of the Company and its subsidiaries, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

                  (c) At the Closing Date, you shall have received the opinion of each counsel for the Selling Stockholders, dated the Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

                     (i) Each Selling Stockholder has full legal right, power and authority, and any approval required by law (other than any approval imposed by the applicable state securities and Blue Sky laws), to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder in the manner provided in this Agreement.

                     (ii) With respect to each Selling Stockholder that is an individual, such Selling Stockholders have full legal capacity to enter into and deliver this Agreement and to perform their obligations hereunder. With respect to each Selling Stockholder that is not an individual, this Agreement and the transactions contemplated herein have been duly and validly authorized by such Selling Stockholders. This Agreement has been duly and validly executed and delivered by each Selling Stockholder, and is a valid and binding agreement of each Selling Stockholder.

                     (iii) Each of (i) the Custody Agreement signed by such Selling Stockholder with American Stock Transfer & Trust Company, as custodian (the "Custodian"), relating to the deposit of the Selling Stockholder Firm Shares and the Additional Shares to be sold by such Selling Stockholder (the "Custody Agreement"), and (ii) the Power of Attorney signed by such Selling Stockholder appointing _________________ and __________________ as such Selling Stockholder's attorneys-in-fact (each, an "Attorney-in-Fact") to the extent set forth therein (the "Power of Attorney"), and the transactions contemplated therein, have been duly and validly authorized, executed and delivered by each Selling Stockholders, and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification and contribution thereunder may be limited by applicable law, and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors, or by general equitable principles.

                     (iv) Each Selling Stockholder is the lawful owner of the Selling Stockholder Firm Shares and the Additional Shares to be sold by such Selling Stockholder hereunder, and has good and valid title to all of such Shares, and the legal right and power, and all authorizations and approvals required by law and, where applicable, under its charter or by-laws, partnership agreement, trust agreement or other organizational documents, to enter into this Agreement and its Custody Agreement and Power of Attorney, to sell, transfer and deliver all of the Selling Stockholder Firm Shares and the Additional Shares to be sold by such Selling Stockholder pursuant to this Agreement, and to comply with its other obligations hereunder and thereunder, and upon sale and delivery of, and payment for, such Shares, such Selling Stockholder will convey good and marketable title to such Shares, free and clear of all security interests, mortgages, pledges, liens, encumbrances or other claims.

                     (v) Where applicable, each Selling Stockholder has been duly organized and is validly existing as a corporation, partnership, limited liability company, trust or other entity, as the case may be, in good standing under the laws of its jurisdiction of incorporation.

                     (vi) The execution and delivery by each Selling Stockholder of, and the performance by each Selling Stockholder of its obligations under, this Agreement, the Custody Agreement and the Power of Attorney, will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or Repayment Event (as defined above) under, require approval or consent under, or result in the creation or imposition of any lien, charge or other encumbrance upon any property or assets of such Selling Stockholder pursuant to, any agreement, instrument, franchise, license or permit to which such Selling Stockholder is a party or by which such Selling Stockholder or its properties or assets may be bound or under which it is entitled to any right or benefit, or (ii) violate or conflict with (A) any provision of the certificate of incorporation, by-laws, partnership agreement, limited liability company agreement or trust agreement, as the case may be, or other organizational documents of such Selling Stockholder, or (B) any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over such Selling Stockholder or any of its properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over such Selling Stockholder or any of its properties or assets is required for the execution, delivery and performance of this Agreement, the Custody Agreement or the Power of Attorney, or the consummation of the transactions contemplated hereby or thereby, including the issuance, sale and delivery of the Selling Stockholder Firm Shares and the Additional Shares to be issued, sold and delivered by such Selling Stockholder hereunder, and with respect to the Directed Shares, no consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency is necessary under the laws and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States, except the registration under the Act of such Shares and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as have been obtained or may be required under state securities or Blue Sky laws, or with the NASD, in connection with the purchase and distribution of such Shares by the Underwriters.

                     (vii) With respect to the information furnished by or on behalf of each Selling Stockholder for use in the Registration Statement, no facts have come to the attention of such counsel which would lead such counsel to believe that either at the time the Registration Statement became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b) or Rule 434, if applicable), or any post-effective amendment thereof made prior to the Closing Date, as of the date of such post-effective amendment, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or the Prospectus, as of its date (or any post-effective amendment thereof or supplement thereto made prior to the Closing Date, as of the date of such post-effective amendment or supplement) and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            In rendering such opinion, such counsel may rely (x) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws; (y) as to matters of fact, to the extent they deem proper and is applicable, on certificates of officers of the Selling Stockholders and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Selling Stockholders, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel. The opinion of such counsel for the Selling Stockholders shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

                  (d) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be satisfactory in form and substance to you and to Underwriters' Counsel, and the Underwriters shall have received from said Underwriters' Counsel a favorable opinion dated as of the Closing Date with respect to the issuance and sale of the Firm Shares, and as of the Additional Closing Date with respect to the Additional Shares, the Registration Statement and the Prospectus and such other related matters as you may reasonably require, and the Company shall have furnished to Underwriters' Counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (e) At the Closing Date, you shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date, to the effect that (i) the conditions set forth in subsection
(a) of this Section 8 have been satisfied, (ii) as of the date hereof and as of the Closing Date, the representations and warranties of the Company set forth in
Section 1 hereof are accurate, (iii) as of the Closing Date, the obligations of the Company to be performed hereunder on or prior thereto have been duly performed and (iv) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company and its subsidiaries have not sustained any material loss or interference with its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any change in the capital stock of the Company or the long term indebtedness of the Company, or any material adverse change, or any development involving a material adverse change, in the business prospects, properties, operations, condition (financial or otherwise), stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, except in each case as described in or contemplated by the Prospectus.

                  (f) At the Closing Date, you shall have received a certificate of each of the Selling Stockholders, dated the Closing Date, to the effect that
(i) as of the date hereof and as of the Closing Date, the representations and warranties of such Selling Stockholder set forth in Section 2 hereof are accurate, and (ii) as of the Closing Date, the obligations of such Selling Stockholder to be performed hereunder on or prior thereto have been duly performed.

                  (g) At the time this Agreement is executed and at the Closing Date, you shall have received a letter from KPMG LLP, independent public accountants for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date, addressed to the Underwriters and in form and substance satisfactory to you, stating that: (i) they are independent certified public accountants with respect to the Company within the meaning of the Act and the Regulations, and stating that the answer to Item 10 of the Registration Statement (Item 509 of Regulation S-K) is correct insofar as it relates to them; (ii) in their opinion, the consolidated financial statements of the Company and its subsidiaries included in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations of the Commission thereunder; (iii) on the basis of procedures consisting of a reading of the latest available unaudited consolidated interim financial statements of the Company and its subsidiaries, a reading of the minutes of meetings and consents of the stockholders and boards of directors of the Company and its subsidiaries and the committees of such boards subsequent to January 1, 2001, inquiries of officers and other employees of the Company and its subsidiaries who have responsibility for financial and accounting matters of the Company and its subsidiaries with respect to transactions and events subsequent to January 1, 2001, a review of interim financial information in accordance with the standards established by the American Institute of Certified Public Accountants in Statement of Auditing Standards No. 71, Interim Financial Information, with respect to the three-month period ended April 2, 2001 and other specified procedures and inquiries to a date not more than five days prior to the date of such letter, nothing has come to their attention that would cause them to believe that: (A) the unaudited consolidated financial information of the Company and its subsidiaries included in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations of the Commission thereunder, or that such unaudited financial information is not fairly presented in conformity with GAAP applied on a basis consistent with that of the audited financial statements included in the Registration Statement and the Prospectus; (B) with respect to the period subsequent to April 2, 2001, there were, as of the date of the most recent available monthly consolidated financial statements of the Company and its subsidiaries, if any, and as of a specified date not more than five (5) days prior to the date of such letter, any changes in the capital stock or long-term indebtedness of the Company and its subsidiaries, or any decrease in the net current assets or stockholders' equity of the Company and its subsidiaries, in each case, as compared with the amounts shown in the most recent balance sheet included in the Registration Statement and the Prospectus, except for changes or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur, or which are set forth in such letter, or (C) during the period from April 2, 2001 to the date of the most recent available monthly consolidated financial statements of the Company and its subsidiaries, if any, and to a specified date not more than five (5) days prior to the date of such letter, there was any decrease, as compared with the corresponding period in the preceding year, in total revenues, or increases in the total or per share amounts of net loss, except, in each case, for charges, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur, or which are set forth in such letter; and (iv) they have compared specific dollar amounts, numbers of shares, percentages of revenues and loss and other financial information pertaining to the Company and its subsidiaries set forth in the Registration Statement and the Prospectus, which have been specified by you prior to the date of this Agreement, to the extent that such amounts, numbers, percentages and information may be derived from the general accounting and financial records of the Company and its subsidiaries or from schedules furnished by the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries, and other appropriate procedures specified by you set forth in such letter, and found them to be in agreement.

                  (h) At the time this Agreement is executed and at the Closing Date, you shall have received a letter from Goldstein Golub Kessler LLP, independent public accountants for the Company for the fiscal year ended December 30, 1996, dated, respectively, as of the date of this Agreement and as of the Closing Date, addressed to the Underwriters and in form and substance satisfactory to you, stating that: (i) they are independent certified public accountants with respect to the Company within the meaning of the Act and the Regulations, (ii) in their opinion, the financial information included in the Registration Statement and the Prospectus was derived from the audited consolidated financial statements and financial statement schedules of the Company and its subsidiaries for the fiscal year ended December 30, 1996, which comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations of the Commission thereunder; (iii) they have compared specific dollar amounts, numbers of shares, percentages of revenues and loss and other financial information pertaining to the Company and its subsidiaries set forth in the Registration Statement and the Prospectus, which have been specified by you prior to the date of this Agreement, to the extent that such amounts, numbers, percentages and information may be derived from the general accounting and financial records of the Company and its subsidiaries or from schedules furnished by the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries, and other appropriate procedures specified by you set forth in such letter, and found them to be in agreement.

                  (i) For the period from and after the date of this Agreement and prior to the Closing Date, and with respect to the Additional Shares, the Additional Closing Date, in your judgment, there shall not have occurred any change in the capital stock of the Company or the long term indebtedness of the Company, or any material adverse change, or any development involving a prospective material adverse change, in the business, prospects, properties, operations, condition (financial or other), stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole.

                  (j) Prior to the Closing Date, the Company and the Selling Stockholders shall have furnished to you for your review copies of the Custody Agreements and Powers of Attorney executed by each of the Selling Stockholders.

                  (k) Prior to the Closing Date, the Company shall have obtained an executed lock-up agreement substantially in the form attached as EXHIBIT A hereto, from each of its officers and directors, and its option holders and stockholders, including each of the Selling Stockholders.

                  (l) At the Closing Date, the Company shall have furnished to you satisfactory evidence of the satisfaction by the Company of its debts, liabilities and obligations to Fleet National Bank and Magentite Asset Investors L.L.C., and that the release of all security interests, mortgages, pledges, claims, liens or other encumbrances will occur immediately upon such payment by the Company on the Closing Date.

                  (m) Prior to the Closing Date, and with respect to any Additional Shares, prior to the Additional Closing Date, the Company and the Selling Stockholders shall have furnished to you such further information, certificates and documents as you may reasonably request.

                  (n) At the Closing Date, the Shares shall have been approved for quotation on the Nasdaq National Market, subject to official notice of issuance.

                  (o) The NASD shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

            If any of the conditions specified in this Section 8 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 8 shall not be in all material respects reasonably satisfactory in form and substance to you and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be canceled by you at, or at any time prior to, the Closing Date, and the obligations of the Underwriters to purchase the Additional Shares may be canceled by you at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company, in writing, or by telephone, facsimile, telex or telegraph, confirmed in writing.

            9.    INDEMNIFICATION.

                  (a) The Company agrees to indemnify and hold harmless each Underwriter and its directors, officers, employees and each person, if any, who controls any such Underwriter within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which the Underwriters may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or any preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) (A) the violation of any applicable laws or regulations of foreign jurisdictions where Directed Shares have been offered, and (B) any untrue statement or alleged untrue statement of a material fact included in the supplement or prospectus wrapper material distributed in connection with the reservation and sale of the Directed Shares to eligible employees and certain persons designated by the Company or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, when considered in conjunction with the Prospectus or preliminary prospectus, not misleading; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriters through you expressly for use therein. This indemnity agreement will be in addition to any liability which the Company or any of its subsidiaries may otherwise have, including under this Agreement.

                  (b) Each of the Selling Stockholders, severally and not jointly, agree to indemnify and hold harmless each Underwriter and its directors, officers, employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which the Underwriters may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any breach of any representation, warranty or covenant of such Selling Stockholder contained herein, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or any preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) (A) the violation of any applicable laws or regulations of foreign jurisdictions where Directed Shares have been offered, and (B) any untrue statement or alleged untrue statement of a material fact included in the supplement or prospectus wrapper material distributed in connection with the reservation and sale of the Directed Shares to eligible employees and certain persons designated by the Company or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, when considered in conjunction with the Prospectus or preliminary prospectus, not misleading; PROVIDED, HOWEVER, that each Selling Stockholder shall not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriters through you expressly for use therein; PROVIDED FURTHER, that the liability of each Selling Stockholder under this Section 9(b) shall be limited to an amount equal to the total net proceeds from the Underwriters for the Selling Stockholder Firm Shares and the

Additional Shares sold by such Selling Stockholder to the Underwriters; PROVIDED FURTHER, that each Selling Stockholder shall only be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein relating to such Selling Stockholder. This indemnity agreement will be in addition to any liability which the Selling Stockholders may otherwise have, including under this Agreement.

                  (c) The Underwriters, severally and not jointly, agree to indemnify and hold harmless the Company and the Selling Stockholders, and each of their respective directors, officers who shall have signed the Registration Statement, each other person, if any, who controls them within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriters through you expressly for use therein; PROVIDED, HOWEVER, that in no case shall the Underwriters be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by the Underwriters hereunder. This indemnity will be in addition to any liability which the Underwriters may otherwise have, including under this Agreement. The Company and the Selling Stockholders acknowledge that the statements set forth in the table following the first paragraph, under the sub-heading "Public Offering Price and Dealers Concession," under the sub-heading "Sales to Discretionary Accounts" and under the sub-heading "Stabilization and Other Transactions," in each case, found under the caption "Plan of Distribution" in the Prospectus, constitute the only information furnished in writing by or on behalf of the Underwriters expressly for use in the Registration Statement or in any amendment thereof, any related preliminary prospectus or the Prospectus or in any amendment thereof or supplement thereto, as the case may be.

                  (d) In connection with the offer and sale of the Directed Shares, the Company and each of the Selling Stockholders, severally and not jointly, agrees, promptly upon a request in writing, to indemnify and hold harmless the Underwriters from and against any and all losses, liabilities, claims, damages and expenses incurred by it as a result of (i) the failure of the Directed Shares Purchasers to pay for and accept delivery of the Directed Shares which, by the end of the day following the date of this Agreement, were subject to a properly confirmed agreement to purchase such Directed Shares or
(ii) the failure of any Directed Shares Purchasers that are also employees of the Company to purchase by the end of the first day after the date of this Agreement any Directed Shares that were allocated to such employee Directed Share Purchasers.

                  (e) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement of such action (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 9). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. No indemnifying party shall be liable to an indemnified party for any losses, claims, damages, liabilities and judgments by reason of settlement of any action or claim effected without its written consent, which consent shall not be unreasonably withheld.

            10. CONTRIBUTION. In order to provide for contribution in circumstances in which the indemnification provided for in Section 9 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company, the Selling Stockholders and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company or the Selling Stockholders any contribution received by the Company or the Selling Stockholders from persons, other than the Underwriters, who may also be liable for contribution, including persons who control them within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, their officers who have signed the Registration Statement, and their directors) as incurred to which the Company, one or more of the Selling Stockholders and one or more of the Underwriters may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company, the Selling Stockholders and the Underwriters from the offering of the Shares or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, the Selling Stockholders and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Stockholders and the Underwriters, respectively, shall be deemed to be in the same proportion as (a) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company, (b) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Selling Stockholders, and (c) the underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company, the Selling Stockholders and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, or any violation of the nature referred to in Sections 9(a)(ii) and (b)(iii). The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 10, (i) in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 10 and the preceding sentence, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this
Section 10, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Underwriters, and each person, if any, who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and each officer who shall have signed the Registration Statement, and each director, of the Company or any Selling Stockholder shall have the same rights to contribution as the Company and such Selling Stockholder, subject in each case to clauses (i) and (ii) of this Section 10. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 10 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; PROVIDED, HOWEVER, that such consent was not unreasonably withheld.

            11.   DEFAULT BY AN UNDERWRITER.

                  (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates do not (after giving effect to arrangements, if any, made by you pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, the Firm Shares or Additional Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to the respective proportions which the numbers of Firm Shares set forth opposite their respective names in
Schedule I hereto bear to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters, or in such other proportions as may be specified by you with the consent of the non-defaulting Underwriters.

                  (b) In the event that such default relates to more than 10% of the Firm Shares or Additional Shares, as the case may be, you may in your discretion arrange for yourself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such Firm Shares or Additional Shares, as the case may be, to which such default relates on the terms contained herein. In the event that within five (5) calendar days after such a default you do not arrange for the purchase of the Firm Shares or Additional Shares, as the case may be, to which such default relates as provided in this Section 11, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Selling Stockholders to sell the Additional Shares, shall thereupon terminate, without liability on the part of the Company, the Selling Stockholders (except, in each case, that the provisions of Sections 7, 9,10 and 14(b) hereof shall at all times be effective and shall survive such termination) or the non-defaulting Underwriters with respect thereto, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company and the Selling Stockholders for damages occasioned by its or their default hereunder.

                  (c) In the event that the Firm Shares or Additional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, either you on the one hand or the Company and the Selling Stockholders on the other hand shall have the right to postpone the Closing Date or an Additional Closing Date, as the case may be for a period, not exceeding five (5) Business Days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of the Company's counsel and Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 11 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

            12. FAILURE OF ONE OR MORE OF THE SELLING STOCKHOLDERS TO SELL AND DELIVER SHARES. If one or more of the Selling Stockholders shall fail to sell and deliver to the Underwriters the Selling Stockholder Firm Shares and the Additional Shares to be sold and delivered by such Selling Stockholders at the Closing Date pursuant to this Agreement, each Selling Stockholder agrees, at the option of the Underwriters, to sell and deliver to the Underwriters any or all of the Shares (the "Selling Stockholder Reallocation") not sold and delivered by such Selling Stockholders, to the extent that such Selling Stockholder has elected to sell shares of Common Stock in excess of the amount such Selling Stockholder has agreed to sell hereunder. The Underwriters shall determine the allocation of Shares sold in connection with the Selling Stockholder Reallocation. Furthermore, if one or more of the Selling Stockholders shall fail to sell and deliver to the Underwriters in the aggregate more than [____________] of the Shares, then the Underwriters may, at their option, by written notice from you to the Company, terminate this Agreement without any liability on the part of any Underwriter or, except as provided in Sections 7, 9, 10 and 14(d) hereof, the Company or the Selling Stockholders. If one or more of the Selling Stockholders shall fail to sell and deliver to the Underwriters the Shares to be sold and delivered by such Selling Stockholders pursuant to this Agreement at the Closing Date, then the Underwriters shall have the right, by written notice from you to the Company, to postpone the Closing Date, but in no event for longer than seven (7) days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

            13. SURVIVAL OF REPRESENTATIONS AND AGREEMENTS. All representations and warranties, covenants and agreements of the Company, the Selling Stockholders and the Underwriters contained in this Agreement, including the agreements contained in Section 7 hereof, the indemnity agreements contained in Section 9 hereof and the contribution agreements contained in Section 10 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriters or any controlling person thereof or by or on behalf of the Company or any Selling Stockholder, or any of their respective officers and directors or any controlling person thereof and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Sections 1 and 2, and the agreements contained in Sections 7, 9, 10 and 14(d) hereof shall survive the termination of this Agreement, including termination pursuant to Section 14 hereof.

            14.   EFFECTIVE DATE OF AGREEMENT; TERMINATION.

                  (a) This Agreement shall become effective upon the later of
(i) such time as you and the Company shall have received notification of the effectiveness of the Registration Statement and (ii) the execution of this Agreement. If either the initial public offering price or the purchase price per Share has not been agreed upon prior to 5:00 P.M., New York time, on the fifth full Business Day after the Registration Statement shall have become effective, this Agreement shall thereupon terminate without liability to the Company or the Underwriters except as herein expressly provided. Until this Agreement becomes effective as aforesaid, it may be terminated by you by notifying the Company, or it may be terminated by the Company by notifying you. Notwithstanding the foregoing, the provisions of this Section 14 and of Sections 1, 2, 7, 9 and 10 hereof shall at all times be in full force and effect.

                  (b) You shall have the right to terminate this Agreement at any time prior to the Closing Date, or the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if (i) any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, the market for the Company's securities or securities in general; (ii) if trading on the New York Stock Exchange or quotations over the Nasdaq National Market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange or for the Nasdaq National Market by the New York Stock Exchange or The Nasdaq Stock Market, Inc. or by order of the Commission or any other governmental authority having jurisdiction; or (iii) if a banking moratorium has been declared by a state or federal authority or if any new restriction materially adversely affecting the distribution of the Firm Shares or the Additional Shares, as the case may be, shall have become effective; or (iv) (A) if the United States becomes engaged in hostilities or there is an escalation of hostilities involving the United States or there is a declaration of a national emergency or war by the United States or
(B) if there shall have been such change in political, financial or economic conditions, if the effect of any such event in (A) or (B) as in your judgment makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms contemplated by the Prospectus.

                  (c) Any notice of termination pursuant to this Section 14 shall be by telephone, facsimile, telex or telegraph, confirmed in writing.

                  (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to (i) notification by you as provided in Section 14(a) hereof or (ii) Section 14(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by you, reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the Underwriters in connection herewith.

            15. NOTICE. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, (i) if sent to the Underwriters, shall be mailed, delivered, sent by facsimile, telex or telegraph and confirmed in writing by letter to C.E. Unterberg, Towbin, Swiss Bank Tower, 10 East 50th Street, 22nd Floor, New York, NY 10022, Attention:
Thomas I. Unterberg, fax no. (212) 888-8611, with a copy to Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, 31st Floor, New York, NY 10022, Attention Marie Censoplano, Esquire, fax no. (212) 319-4090, (ii) if sent to the Company, shall be mailed, delivered, or sent by facsimile, telex or telegraph and confirmed in a letter to The Smith & Wollensky Restaurant Group, Inc., 1114 First Avenue, New York, New York, 10021, Attention: Alan N. Stillman, Chief Executive Officer, fax no. (212) 838-8057, with a copy to Hutchins, Wheeler & Dittmar, 101 Federal Street, Boston, Massachusetts 02110, Attention: James Westra, Esquire, fax no. (617) 951-1295.

            16. PARTIES. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Company, the Selling Stockholders and the Underwriters, and the controlling persons, directors, officers, employees and agents referred to in Sections 9 and 10, and their respective heirs, legal representatives, distributees, beneficiaries, successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision contained herein. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from the Underwriters.

            17. GENERAL REPRESENTATION. Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 9 and the contribution provisions of Section 10, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 9 and 10 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

            18. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

            19. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

            If the foregoing correctly sets forth the understanding between you, the Company and the Selling Stockholders, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.


                              Very truly yours,

                              THE SMITH & WOLLENSKY
                                 RESTAURANT GROUP, INC.


                              By: __________________________________
                                     Name:
                                     Title:


                              The Selling Stockholders Listed on Schedule II


                              By: __________________________________
                                     Name:
                                     Title:

                                  As Attorney-in-Fact acting on behalf of
                                  each of the Selling Stockholders named in
                                  Schedule II



Accepted as of the date first above written

C.E. UNTERBERG, TOWBIN


By:  __________________________
     Name:   Thomas I. Unterberg
     Title:  Managing Director

On behalf of each of the Underwriters

                                   SCHEDULE I



                                            Total Number of
                                              Firm Shares
         Underwriter                        to be Purchased
         -----------                        ---------------

C.E. Unterberg, Towbin
McDonald Investments Inc.
Morgan Keegan & Company, Inc.


          Total:

                                  SCHEDULE II



                             Total Number of              Total Number of
                           Selling Stockholder          Additional Shares to
  Selling Stockholder     Firm Shares to be Sold              be Sold
  -------------------     ----------------------              -------







          Total:


Each of these Selling Stockholders is represented by [NAME AND ADDRESS OF COUNSEL], and has appointed [NAME AND ADDRESSS OF ATTORNEYs-IN-FACT] as the Attorney-in-Fact for such Selling Stockholders.

                                    EXHIBIT A


                                LOCK-UP AGREEMENT


___________, 2001


C.E. UNTERBERG, TOWBIN
Swiss Bank Tower
10 E. 50th Street
New York, New York  10022

            Re:  The Smith & Wollensky Restaurant Group, Inc.

Ladies and Gentlemen:

            In consideration of and as an inducement to the several Underwriters, for which C.E. Unterberg, Towbin intends to act as Representative, agreeing to underwrite the proposed initial public offering (the "Offering") of shares of common stock, $0.01 par value per share (the "Common Stock"), of The Smith & Wollensky Restaurant Group, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), as contemplated by a registration statement with respect to such shares of Common Stock to be filed with the Securities and Exchange Commission on Form S-1, the undersigned hereby (i) agrees that the undersigned will not, directly or indirectly, during a period of 180 days from the date of the final prospectus for the Offering (the "Lock-Up Period"), without the prior written consent of C.E. Unterberg, Towbin, issue, sell, offer, agree to sell, grant any option or contract for the sale of, pledge, make any short sale of, maintain any short position with respect to, establish or maintain a "put equivalent position" (within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended) with respect to, enter into any swap, derivative transaction or other arrangement (whether any such transaction is to be settled by delivery of Common Stock, other securities, cash or other consideration) that transfers to another, in whole or in part, any of the economic consequences of ownership, or otherwise dispose of, any shares of capital stock of the Company (or any securities convertible into, exercisable for or exchangeable for shares of capital stock of the Company) or interest therein, or any capital stock of any of the Company's subsidiaries, and (ii) authorizes the Company during the Lock-Up Period to cause the transfer agent for the Common Stock to decline to transfer, or to note stop transfer restrictions on the transfer books and records of the Company with respect to, any shares of capital stock of the Company and any securities convertible into, or exercisable for or exchangeable for capital stock of the Company for which the undersigned is the record holder, and, in the case of any such shares or securities for which the undersigned is the beneficial but not the record holder, agrees to cause the record holder thereof to cause the transfer agent to decline to transfer or to note stop transfer restrictions on such books and records with respect to such shares or securities.

            The undersigned further agrees, from the date hereof until the end of the Lock-Up Period, that the undersigned will not exercise, and will waive his, her or its rights, if any, to require the Company to register any shares of capital stock of the Company beneficially owned by the undersigned.

            The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary in connection with any enforcement hereof. The obligations of the undersigned hereunder shall be binding upon the successors, assigns and heirs of the undersigned.

                                    Very truly yours,


                                    _______________________________
                                    (signature)


                                    Name:    ______________________
                                    Address: ______________________
                                             ______________________